UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported):
March 24, 2008
MONEYGRAM INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31950	16-1690064

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1550 Utica Avenue South, Suite 100, Minneapolis, Minnesota		55416

(Address of principal executive offices)		(Zip Code)
(Registrant’s telephone number, including area code): 952-591-3000
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
Item 1.01. Entry into or Amendment of Material Definitive Agreements.
Item 2.01. Completion of Acquisition or Disposition of Assets
Item 2.02. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
Item 3.02. Unregistered Sales of Equity Securities.
Item 3.03. Material Modification to Rights of Security Holders.
Item 5.01. Change in Control of Registrant.
Item 5.02. Departure of Directors or Certain Officers.
Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 4.1
EXHIBIT 4.2
EXHIBIT 4.3
EXHIBIT 4.4
EXHIBIT 4.5
EXHIBIT 4.6
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 10.5
EXHIBIT 10.6
EXHIBIT 10.7
EXHIBIT 10.8
EXHIBIT 10.9
EXHIBIT 10.10
EXHIBIT 10.11
EXHIBIT 10.12
EXHIBIT 10.13
EXHIBIT 10.14
EXHIBIT 10.15
EXHIBIT 10.16
EXHIBIT 10.17
EXHIBIT 10.18
EXHIBIT 10.19
EXHIBIT 10.20
EXHIBIT 10.21
EXHIBIT 99.1
EXHIBIT 99.2

Explanatory Note
     As previously disclosed, on March 17, 2008, MoneyGram International, Inc., a Delaware corporation (the “Corporation”), entered into an amended and restated purchase agreement (the “Purchase Agreement”), among the Corporation and affiliates of Thomas H. Lee Partners, L.P. (“THL”) and affiliates of Goldman, Sachs & Co. (“Goldman Sachs”) (wherein THL and Goldman Sachs are referred to collectively as the “Investors”), pursuant to which, among other things, the Corporation agreed to sell to the Investors in private placements 495,000 shares of Series B Participating Convertible Preferred Stock of the Corporation (the “Series B Preferred Stock”) and 265,000 shares of Series B-1 Participating Convertible Preferred Stock (the “Series B-1 Preferred Stock”) for an aggregate purchase price of $760,000,000 (the “Transaction”). Pursuant to the terms of the Purchase Agreement, the Series B Preferred Stock is convertible into shares of common stock at an initial conversion price of $2.50 per share, and the Series B-1 Preferred Stock is convertible into shares of Series D Participating Convertible Preferred Stock (the “Series D Preferred Stock”). The preferred stock issued to the Investors will initially represent, in the aggregate, approximately 79% of the common equity of the Corporation, and this percentage will increase if the Corporation elects to accrue dividends in lieu of paying cash dividends.
     The Transaction and the agreements entered into or contemplated in connection with the Transaction (the “Transaction Agreements”) were previously described in the Corporation’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 18, 2008 (the “March 18, 2008 Form 8-K”). On March 25, 2008, the Corporation completed the Transaction with the Investors pursuant to the terms of the Transaction Agreements.

Item 1.01.	Entry into Material Definitive Agreements.
Equity Registration Rights Agreement
      Concurrently with the closing of the Transaction, the Corporation, the Investors and GSG (as defined below) entered into the Registration Rights Agreement previously described in the Corporation’s March 18, 2008 Form 8-K. The Registration Rights Agreement is attached hereto as Exhibit 4.5 and is incorporated herein by reference.
Subscription Agreement
     As disclosed in the March 18, 2008 Form 8-K, the Corporation agreed to pay to Goldman, Sachs & Co. or as directed by Goldman, Sachs & Co., on behalf of the Investors, a $7,500,000 investment banking advisory fee in connection with the Transaction. In lieu of a cash payment, the Corporation agreed to issue 7,500 shares of Series B-1 Preferred Stock to The Goldman Sachs Group, Inc. (“GSG”), as payment on behalf of the Investors of the fee payable to Goldman, Sachs & Co. The fee arrangement letter entered into by the Company with the Investors in connection with the Goldman Sachs advisory fee is attached hereto as Exhibit 10.3 and is incorporated herein by reference. The Corporation and GSG entered into a Subscription Agreement, dated as of March 25, 2008, pursuant to which the Corporation issued 7,500 shares of Series B-1 Preferred Stock to GSG. The Subscription Agreement is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Incentive Plan
      On March 24, 2008, the Board of Directors of the Corporation (the “Board”) amended and restated the MoneyGram International, Inc. Management and Line of Business Incentive Plan (the “Incentive Plan”). The Incentive Plan, as amended and restated, will allow the Human Resources Committee of the Board to establish performance goals that will determine maximum annual incentive bonuses which may be paid to the Corporation’s executives, while maintaining the deductibility of annual bonuses payable to senior executives whose compensation is subject to Section 162(m) of the Internal Revenue Code.
     The amendment authorizes the Human Resources Committee to establish a limit on the annual bonus to be paid to each participant in the Incentive Plan based on performance goals selected from those included in the stockholder-approved MoneyGram International, Inc. 2005 Omnibus Incentive Plan (the “Omnibus Plan”). Annual bonuses payable under the Incentive Plan are “Performance Awards” under the Omnibus Plan. The amendment also gives the Human Resources Committee the ability, in its discretion, to pay bonuses less than the established limits based on factors that the Human Resources Committee determines. The Incentive Plan is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Amendments to the Tier I and Tier II Executive Severance Plans
      In connection with the anticipated completion of the Transaction, on March 24, 2008, the Board adopted the First Amendment to the Amended and Restated MoneyGram International, Inc. Executive Severance Plan (Tier I) (the “Tier I Plan”). The amendment eliminates severance payments to participants who terminate their employment without “Good Reason” during the 30-day period following the first anniversary of a “Change of Control,” as those terms are defined in the Tier I Plan. The amendment also provides that severance benefits are to be paid to participants whose employment is terminated without “Cause” or who terminate for “Good Reason” within 24, rather than 36, months following a “Change of Control,” as those terms are defined in the Tier I Plan. The amendment further provides that the Tier I Plan may not be amended in a manner adverse to any participant, on the date of the closing or at any time thereafter, without the express written consent of that participant.
     In connection with the anticipated completion of the Transaction, on March 24, 2008, the Board also adopted the First Amendment to the Amended and Restated MoneyGram International, Inc. Executive Severance Plan (Tier II) (the “Tier II Plan”). The amendment provides that the Tier II Plan may not be amended in a manner adverse to any participant, on the date of the closing or at any time thereafter, without the express written consent of that participant.
     The foregoing descriptions of the amendments to the Tier I Plan and Tier II Plan do not purport to be complete and are qualified in their entirety by reference to the full text of the amendments to the Tier I Plan and Tier II Plan which are filed as Exhibit 10.20 and Exhibit 10.21 hereto and incorporated herein by reference.

Adoption of the Special Tier I and Tier II Executive Severance Plans
     In connection with the anticipated completion of the Transaction, on March 24, 2008, the Board adopted the MoneyGram International, Inc. Special Executive Severance Plan (Tier I) and the MoneyGram International, Inc. Special Executive Severance Plan (Tier II) (together, the “Special Severance Plans”). Because the Transaction does not implicate the change of control protections in the Tier I Plan or the Tier II Plan (collectively, the “Existing Plans”), the Board adopted each of the Special Severance Plans, respectively, to provide severance benefits to participants in the Existing Plans whose employment is terminated under certain circumstances following the closing.
     The Special Severance Plans provide benefits identical to those payable under the Existing Plans, as amended, for participants whose employment is terminated without “Cause” or who terminate for “Good Reason” within 24 months following the closing. The Special Severance Plans may not be amended in a manner adverse to any participant, on the date of the closing or at any time thereafter, without the express written consent of that participant. A participant may not receive duplicate benefits under the Existing Plans and the Special Severance Plans.
     The foregoing descriptions of the Special Severance Plans do not purport to be complete and are qualified in their entirety by reference to the full text of the Special Severance Plans, which are filed as Exhibit 10.18 and Exhibit 10.19 hereto and incorporated herein by reference.
Note Purchase Agreement
     In connection with the anticipated completion of the Transaction, the Corporation entered into a second amended and restated note purchase agreement (the “Second Amended Note Purchase Agreement”) dated as of March 24, 2008, with MoneyGram Payment Systems Worldwide, Inc., a Delaware corporation (“Worldwide”), GSMP V Onshore US, Ltd., an exempted company incorporated in the Cayman Islands with limited liability (“GSMP Onshore”), GSMP V Offshore US, Ltd., an exempted company incorporated in the Cayman Islands with limited liability (“GSMP Offshore”), and GSMP V Institutional V US, Ltd., an exempted company incorporated in the Cayman Islands with limited liability (“GSMP Institutional,” and, together with GSMP Onshore and GSMP Offshore, the “Initial Purchasers”) and THL Credit, a Delaware Limited Partnership (“THL CP”). The Second Amended Note Purchase Agreement replaces in its entirety the amended and restated note purchase agreement (the “Amended Note Purchase Agreement”) dated as of March 17, 2008, by and among the Corporation, Worldwide, the Initial Purchasers and THL CP previously described in the Corporation’s March 18, 2008 Form 8-K. Pursuant to the Second Amended Note Purchase Agreement, THL CP was removed as a party. THL CP will instead acquire $20,000,000 aggregate principal amount of Notes from the Initial Purchasers at a later date.
     The foregoing description of the Second Amended Note Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the

Second Amended Note Purchase Agreement, which is filed as Exhibit 10.5 hereto and incorporated herein by reference.
Indenture
      Concurrently with the closing of the Transaction, the Corporation, Worldwide, Deutsche Bank Trust Company Americas as trustee and collateral agent and signatory guarantors entered into the Indenture described in the Corporation’s March 18, 2008 Form 8-K. The Indenture is attached hereto as Exhibit 4.1 and is incorporated herein by reference.
Note Registration Rights Agreement
     Concurrently with the closing of the Transaction, the Corporation, Worldwide, and signatory guarantors entered into the Note Registration Rights Agreement described in the Corporation’s March 18, 2008 Form 8-K. The Note Registration Rights Agreement is attached hereto as Exhibit 4.6 and is incorporated herein by reference.
Second Amended and Restated Credit Agreement
     Concurrently with the closing of the Transaction, the Corporation, Worldwide, and JPMorgan Chase Bank, N.A., individually and as letter of credit issuer, swing line lender, administrative agent and collateral agent, and the other lenders party thereto, entered into the Second Amended Credit Agreement as defined and described in the Corporation’s March 18, 2008 Form 8-K. The Second Amended Credit Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.
     As previously described in the Corporation’s March 18, 2008 Form 8-K, the debt financing provided pursuant to the Second Amended Credit Agreement required Worldwide to pledge certain collateral as security for the indebtedness in accordance with the terms and conditions of the collateral agreements described below (the “Collateral Agreements”). The Collateral Agreements, which, to the extent relating to the Existing Credit Agreement (as defined in the Corporation’s March 18, 2008 Form 8-K), amend and restate the collateral agreements entered into in connection with the Existing Credit Agreement, include: (1) an amended and restated first lien pledge agreement and a second lien pledge agreement which provide that all of the Corporation’s, Worldwide’s and the guarantors’ obligations under the Second Amended Credit Agreement and the Indenture, as applicable, are secured by perfected first and second priority, as applicable, liens on and security interests in substantially all of the capital stock of Worldwide and each of its domestic and foreign subsidiaries now owned or after-acquired by each pledgor signatory thereto (subject to certain limitations), any stock rights related to the capital stock, any certificates of such capital stock, and any proceeds of certificates of such capital stock; (2) an amended and restated first lien security agreement and a second lien security agreement that provide that all of the Corporation’s, Worldwide’s and the guarantors’ obligations under the Second Amended Credit Agreement and the Indenture, as applicable, are secured by a perfected first and second priority, as applicable, lien on and security interest in the right, title, and interest of each grantor signatory thereto in certain of their respective assets other than financial assets; (3) an amended and restated first lien trademark security agreement, a first lien trademark security agreement and two second lien trademark security agreements that provide that all of the Corporation’s and Worldwide’s obligations under the Second Amended Credit Agreement and the Indenture, as applicable, are secured by a perfected first and second, as applicable, priority lien on and security interest in the Corporation’s and certain of its subsidiaries’ right, title and interest in its now owned and after-acquired trademarks and good will; and (4) an amended and restated first lien patent security agreement, a first lien patent security agreement and two second lien patent security agreements that provide that all of the Corporation’s, Worldwide’s and the guarantors’ obligations under the Second Amended Credit Agreement and the Indenture, as applicable, are secured by a perfected first and second as applicable, priority lien on and security interest in the Corporation’s and certain of its subsidiaries’ right, title and interest in its now owned and after-acquired patents, along with any proceeds related to such patents. The Collateral Agreements are attached hereto as Exhibits 10.6, 10.7, 10.8, 10.9, 10.10, 10.11, 10.12, 10.13, 10.14, 10.15, 10.16, and 10.17 hereto and are incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.
     On March 25, 2008, the Corporation completed the Transaction with the Investors pursuant to the terms of the Transaction Agreements. The information set forth above under the heading “Explanatory Note” is incorporated herein by reference.

Item 2.02.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
     The information set forth in Item 1.01 with respect to the Second Amended Credit Agreement is incorporated herein in its entirety.

Item 3.02.	Unregistered Sales of Equity Securities.
     On March 25, 2008, the Corporation completed the Transaction with the Investors pursuant to the terms of the Transaction Agreements. The information set forth above under the heading “Explanatory Note” is incorporated herein by reference. The Certificates of Designations, Preferences and Rights of the Series B Preferred Stock, Series B-1 Preferred Stock and Series D Preferred Stock are attached as Exhibits 4.2, 4.3, and 4.4 hereto, respectively, and are incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.
     On March 25, 2008, the Corporation completed the Transaction with the Investors pursuant to the terms of the Transaction Agreements. The information set forth above under the heading “Explanatory Note” is incorporated herein by reference.
     As disclosed in the March 18, 2008 Form 8-K, the Indenture contains covenants that, among other things, subject to certain qualifications and exceptions, restrict the activities of the Corporation to holding company activities and limit the ability of Worldwide and its subsidiaries to pay dividends or make other restricted payments. As disclosed in the March 18, 2008 Form 8-K, the Second Amended Credit Agreement also contains covenants restricting the Corporation’s, Worldwide’s, and certain of Worldwide’s subsidiaries’ ability to, among other things and subject to various exceptions, declare dividends, make distributions or redeem, or repurchase capital stock.

Item 5.01.	Change in Control of Registrant.
     The Transaction resulted in a change of control of the Corporation, with the Investors receiving preferred stock which initially represents approximately 79% of the Corporation’s common equity on an as-converted basis. The information set forth above under the heading “Explanatory Note” is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers.
     In connection with the Transaction, seven of the directors of the Corporation agreed to resign, such that after the completion of the Transaction and the appointment of the THL representatives to the Board (as described below), the size of the Board totaled six members and was comprised of two THL representatives, three Independent Directors (as defined below) and Philip W. Milne, the Chief Executive Officer of the Corporation.
     On March 24, 2008, in connection with the completion of the Transaction, each of Monte E. Ford, Judith K. Hofer, Donald E. Kiernan, Robert C. Krueger, Linda Johnson Rice, Douglas L. Rock and Timothy R. Wallace, members of the Board, tendered his or her resignation, to be effective immediately following the filing of the Corporation’s Annual Report on Form 10-K with the SEC (the “10-K filing”). The 10-K filing occurred and the resignations took effect on March 25, 2008, following the consummation of the Transaction.
     On March 25, 2008, pursuant to the rights provided to THL in the Purchase Agreement with respect to representation on the Board, the Board elected two new directors, Scott L. Jaeckel and Seth W. Lawry, effective immediately following the 10-K filing. Each of Messrs. Jaeckel and Lawry was appointed to the class of directors with terms expiring at the 2010 annual meeting of the Corporation’s stockholders. Pursuant to the Purchase Agreement, Messrs. Jaeckel and Lawry will be appointed to serve on one or more committees of the Board, which committee appointments have not yet been determined.
     As described in the March 18, 2008 Form 8-K, the Purchase Agreement provides that that following the closing, for so long as stockholders who are unaffiliated with the Investors beneficially own at least 5% of the outstanding common stock of the Corporation, on a fully diluted basis, there shall be at least three Independent Directors serving on the Board. An “Independent Director” means a director who has been nominated or approved by directors who are unaffiliated with the Investors and were members of the Board prior to the closing, and who satisfies all standards for independence promulgated by the New York Stock Exchange, the Corporation’s Corporate Governance Guidelines and any other applicable laws. The Corporation may not engage in any Affiliated Transaction (as defined in the Purchase Agreement) with the Investors, or take certain other specified actions, without approval by the Independent Directors. Jess T. Hay, Albert M. Teplin and Othón Ruiz-Montemayor will continue to serve on the Board as the Independent Directors.

     The Corporation’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) requires that the members of the Board of Directors are to be divided into three classes, as nearly equal in number as possible. Thus, in order to comply with the Certificate of Incorporation, Messrs. Hay and Teplin, both directors of the Corporation with terms expiring at the 2010 annual meeting of the Corporation’s stockholders, tendered their resignations and were simultaneously reappointed to the Board of Directors. Mr. Hay’s term as director will now expire at the 2009 annual meeting of the Corporation’s stockholders, and Mr. Teplin’s term as director will now expire at the 2008 annual meeting of the Corporation’s stockholders. Mr. Ruiz-Montemayor continues in the class of 2009. In accordance with the Corporation’s bylaws, the Board has fixed the number of directors serving on the Board at six members.
     As described above and in the March 18, 2008 Form 8-K, THL has been furnished the right to designate directors to the Board pursuant to the Purchase Agreement. Messrs. Jaeckel and Lawry are both principals of THL, which acquired 100% of the issued and outstanding units of Class B Preferred Stock of the Corporation, representing 50.8% of the outstanding common equity of the Corporation on an as-converted basis, in the Transaction. Pursuant to the Purchase Agreement, Messrs. Jaeckel and Lawry are entitled to the same rights, privileges and compensation as the other members of the Board of Directors in their capacity as such, including with respect to insurance coverage and reimbursement for Board of Directors participation and related expenses.

Item 7.01.	Regulation FD Disclosure.
     On March 25, 2008, the Corporation issued a press release announcing the consummation of the Transaction and debt financing. The press release is furnished herewith as Exhibit 99.1.
     On March 25, 2008, the Corporation issued a press release announcing the financial results for full year 2007. The press release is furnished herewith as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

4.1
Indenture, dated as of March 25, 2008, by and among the MoneyGram International, Inc., MoneyGram Payment Systems Worldwide, Inc., the other guarantors party thereto and Deutsche Bank Trust Company Americas, a New York banking corporation, as trustee and collateral agent.

4.2	Certificate of Designations, Preferences and Rights of the Series B Participating Convertible Preferred Stock of MoneyGram International, Inc.

4.3	Certificate of Designations, Preferences and Rights of the Series B-1 Participating Convertible Preferred Stock of MoneyGram International, Inc.

Exhibit No.	Description

4.4	Certificate of Designations, Preferences and Rights of the Series D Participating Convertible Preferred Stock of MoneyGram International, Inc.

4.5	Registration Rights Agreement, dated as of March 25, 2008, by and among the several Investor parties named therein and MoneyGram International, Inc.

4.6
Exchange and Registration Rights Agreement by and among MoneyGram Payment Systems Worldwide, Inc., each of the Guarantors listed on the signature pages thereto, GSMP V Onshore US, Ltd., GSMP V Offshore US, Ltd. and GSMP V Institutional US, Ltd.

10.1	Amended and Restated MoneyGram International, Inc. Management and Line of Business Incentive Plan.

10.2
Second Amended and Restated Credit Agreement, dated as of March 25, 2008, among MoneyGram International, Inc., MoneyGram Payment Systems Worldwide, Inc. and JPMorgan Chase Bank, N.A., individually and as letter of credit issuer, swing line lender, administrative agent and collateral agent and the other lenders party thereto.

10.3	Fee Arrangement Letter, dated as of March 25, 2008, by and between the Investor parties named therein, Goldman, Sachs & Co., and MoneyGram International, Inc.

10.4	Subscription Agreement, dated as of March 25, 2008, by and between MoneyGram International, Inc. and The Goldman Sachs Group, Inc.

10.5
Second Amended and Restated Note Purchase Agreement, dated as of March 24, 2008, by and among MoneyGram International, Inc., MoneyGram Payment Systems Worldwide, Inc., GSMP V Onshore US, Ltd., GSMP V Offshore US, Ltd. and GSMP V Institutional V US, Ltd.

10.6	Amended and Restated Pledge Agreement, dated as of March 25, 2008, by and among the Pledgors signatory thereto and JPMorgan Chase Bank, N.A. as collateral agent.

10.7	Second Priority Pledge Agreement, dated as of March 25, 2008, by and among the Pledgors signatory thereto and Deutsche Bank Trust Company Americas as collateral agent.

10.8	Amended and Restated Security Agreement, dated as of March 25, 2008, by and among the Grantors signatory thereto and JPMorgan Chase Bank, N.A. as collateral agent.

10.9	Second Priority Security Agreement, dated as of March 25, 2008, by and among the Grantors signatory thereto and Deutsche Bank Trust Company Americas as collateral agent.

Exhibit No.	Description

10.10	Amended and Restated Trademark Security Agreement, dated as of March 25, 2008, by and between MoneyGram International, Inc. and JPMorgan Chase Bank, N.A. as collateral agent.

10.11	Trademark Security Agreement, dated as of March 25, 2008, by and between PropertyBridge, Inc. and JPMorgan Chase Bank, N.A. as collateral agent.

10.12
Second Priority Trademark Security Agreement, dated as of March 25, 2008, by and between PropertyBridge, Inc. as grantor and Deutsche Bank Trust Company Americas as collateral agent for the secured parties.

10.13
Second Priority Trademark Security Agreement, dated as of March 25, 2008, by and between MoneyGram International, Inc. as grantor and Deutsche Bank Trust Company Americas as collateral agent for the secured parties.

10.14	Amended and Restated Patent Security Agreement, dated as of March 25, 2008, by and between MoneyGram International, Inc. and JPMorgan Chase Bank, N.A. as collateral agent.

10.15	Patent Security Agreement, dated as of March 25, 2008, by and between MoneyGram Payment Systems, Inc. and JPMorgan Chase Bank, N.A. as collateral agent.

10.16
Second Priority Patent Security Agreement, dated as of March 25, 2008, between MoneyGram Payment Systems, Inc. as grantor and Deutsche Bank Trust Company Americas as collateral agent for the secured parties.

10.17
Second Priority Patent Security Agreement, dated as of March 25, 2008, between MoneyGram International, Inc. as grantor and Deutsche Bank Trust Company Americas as collateral agent for the secured parties.

10.18	MoneyGram International, Inc. Special Executive Severance Plan (Tier I)

10.19	MoneyGram International, Inc. Special Executive Severance Plan (Tier II)

10.20	First Amendment of the Amended and Restated MoneyGram International, Inc. Executive Severance Plan (Tier I)

10.21	First Amendment of the Amended and Restated MoneyGram International, Inc. Executive Severance Plan (Tier II)

99.1	Press Release of MoneyGram International, Inc., dated March 25, 2008.

99.2	Press Release of MoneyGram International, Inc., dated March 25, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MoneyGram International, Inc.
March 28, 2008	By:	/s/ Anthony P. Ryan
		Name:	Anthony P. Ryan
		Title:	Executive Vice President & Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1
Indenture, dated as of March 25, 2008, by and among the MoneyGram International, Inc., MoneyGram Payment Systems Worldwide, Inc., the other guarantors party thereto and Deutsche Bank Trust Company Americas, a New York banking corporation, as trustee and collateral agent.

4.2	Certificate of Designations, Preferences and Rights of the Series B Participating Convertible Preferred Stock of MoneyGram International, Inc.

4.3	Certificate of Designations, Preferences and Rights of the Series B-1 Participating Convertible Preferred Stock of MoneyGram International, Inc.

4.4	Certificate of Designations, Preferences and Rights of the Series D Participating Convertible Preferred Stock of MoneyGram International, Inc.

4.5	Registration Rights Agreement, dated as of March 25, 2008, by and among the several Investor parties named therein and MoneyGram International, Inc.

4.6
Exchange and Registration Rights Agreement by and among MoneyGram Payment Systems Worldwide, Inc., each of the Guarantors listed on the signature pages thereto, GSMP V Onshore US, Ltd., GSMP V Offshore US, Ltd. and GSMP V Institutional US, Ltd.

10.1	Amended and Restated MoneyGram International, Inc. Management and Line of Business Incentive Plan.

10.2
Second Amended and Restated Credit Agreement, dated as of March 25, 2008, among MoneyGram International, Inc., MoneyGram Payment Systems Worldwide, Inc. and JPMorgan Chase Bank, N.A., individually and as letter of credit issuer, swing line lender, administrative agent and collateral agent and the other lenders party thereto.

10.3	Fee Arrangement Letter, dated as of March 25, 2008, by and between the Investor parties named therein, Goldman, Sachs & Co., and MoneyGram International, Inc.

10.4	Subscription Agreement, dated as of March 25, 2008, by and between MoneyGram International, Inc. and The Goldman Sachs Group, Inc.

10.5
Second Amended and Restated Note Purchase Agreement, dated as of March 24, 2008, by and among MoneyGram International, Inc., MoneyGram Payment Systems Worldwide, Inc., GSMP V Onshore US, Ltd., GSMP V Offshore US, Ltd. and GSMP V Institutional V US, Ltd.

10.6	Amended and Restated Pledge Agreement, dated as of March 25, 2008, by and among the Pledgors signatory thereto and JPMorgan Chase Bank, N.A. as collateral agent.

10.7	Second Priority Pledge Agreement, dated as of March 25, 2008, by and among the Pledgors signatory thereto and Deutsche Bank Trust Company Americas as collateral agent.

10.8	Amended and Restated Security Agreement, dated as of March 25, 2008, by and among the Grantors signatory thereto and JPMorgan Chase Bank, N.A. as collateral agent.

10.9	Second Priority Security Agreement, dated as of March 25, 2008, by and among the Grantors signatory thereto and Deutsche Bank Trust Company Americas as collateral agent.

Exhibit No.	Description

10.10	Amended and Restated Trademark Security Agreement, dated as of March 25, 2008, by and between MoneyGram International, Inc. and JPMorgan Chase Bank, N.A. as collateral agent.

10.11	Trademark Security Agreement, dated as of March 25, 2008, by and between PropertyBridge, Inc. and JPMorgan Chase Bank, N.A. as collateral agent.

10.12
Second Priority Trademark Security Agreement, dated as of March 25, 2008, by and between PropertyBridge, Inc. as grantor and Deutsche Bank Trust Company Americas as collateral agent for the secured parties.

10.13
Second Priority Trademark Security Agreement, dated as of March 25, 2008, by and between MoneyGram International, Inc. as grantor and Deutsche Bank Trust Company Americas as collateral agent for the secured parties.

10.14	Amended and Restated Patent Security Agreement, dated as of March 25, 2008, by and between MoneyGram International, Inc. and JPMorgan Chase Bank, N.A. as collateral agent.

10.15	Patent Security Agreement, dated as of March 25, 2008, by and between MoneyGram Payment Systems, Inc. and JPMorgan Chase Bank, N.A. as collateral agent.

10.16
Second Priority Patent Security Agreement, dated as of March 25, 2008, between MoneyGram Payment Systems, Inc. as grantor and Deutsche Bank Trust Company Americas as collateral agent for the secured parties.

10.17
Second Priority Patent Security Agreement, dated as of March 25, 2008, between MoneyGram International, Inc. as grantor and Deutsche Bank Trust Company Americas as collateral agent for the secured parties.

10.18	MoneyGram International, Inc. Special Executive Severance Plan (Tier I)

10.19	MoneyGram International, Inc. Special Executive Severance Plan (Tier II)

10.20	First Amendment of the Amended and Restated MoneyGram International, Inc. Executive Severance Plan (Tier I)

10.21	First Amendment of the Amended and Restated MoneyGram International, Inc. Executive Severance Plan (Tier II)

99.1	Press Release of MoneyGram International, Inc., dated March 25, 2008.

99.2	Press Release of MoneyGram International, Inc., dated March 25, 2008.